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                                                                   EXHIBIT 10.49


                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (this "AGREEMENT"), dated as of November 12, 2004, by and among Mobile Satellite Ventures GP Inc., a Delaware corporation ("GENERAL PARTNER") and General Partner of Mobile Satellite Ventures LP, a Delaware limited partnership ("MSV LP") and the stockholders of General Partner listed on SCHEDULE I hereto (each individually, a "STOCKHOLDER," and collectively, the "STOCKHOLDERS").

                                    RECITALS

                  WHEREAS, each Stockholder is also a limited partner of MSV LP and owns a portion of the common stock, par value $0.01 per share (the "Stock"), of General Partner in proportionate amounts based upon its respective ownership interests in MSV LP; and

                  WHEREAS, the Stockholders formed General Partner for the purpose of having it serve exclusively as General Partner of MSV LP pursuant to the terms of the MSV LP Agreement (as defined herein); and

                  WHEREAS, the Stockholders wish to assure that General Partner performs its duties under the MSV LP Agreement and the other agreements by and among the Stockholders strictly in accordance with the terms of this Agreement; and

                  WHEREAS, MSV LP and General Partner have entered into a purchase agreement (the "PURCHASE AGREEMENT") with Motient Ventures Holding Inc. ("MOTIENT SUB"), pursuant to which such investor will make an equity investment in MSV LP and General Partner; and

                  WHEREAS, certain of the parties hereto are parties to that certain Stockholders' Agreement, dated as of November 26, 2001, as amended (the "NOVEMBER 2001 STOCKHOLDERS' AGREEMENT"); and

                  WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, the parties hereto wish to amend and restate the November 2001 Stockholders' Agreement as provided herein.

                  NOW, THEREFORE, in consideration of the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                  Section 1. DEFINITIONS. Initially capitalized terms used, but not defined herein, shall have the meanings ascribed thereto in the MSV LP Agreement or, if not defined therein, in the Investment Agreement, as applicable. Additionally, terms defined in this Section 1 shall, for the purposes of this Agreement, have the meanings herein specified.

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                  "BUSINESS DAY" means a day of the year on which banks are not required or authorized to close in New York City.

                  "COLUMBIA INVESTOR GROUP" means the entities in Columbia Space
(QP), Inc.'s investor group as set forth in SCHEDULE I hereto.

                  "CONTROL PARTY" means (i) an Affiliate that has direct or indirect majority voting control of a Limited Partner, or (ii) an Affiliate that has a majority of its voting interests held, directly or indirectly, by a Limited Partner or by Persons that have direct or indirect voting control of a Limited Partner.

                  "EXCLUDED SECURITIES" means (i) any interests in MSV LP issued pursuant to the October 2001 Investment Agreement or any of the transactions contemplated thereby, (ii) any interests in MSV LP issued pursuant to the Investment Agreement or any of the transactions contemplated thereby, (iii) any interests in MSV LP issued in connection with the acquisition of the business of another entity, whether by the purchase of equity securities, assets or otherwise, (iv) any interests in MSV LP issued as part of an Initial Public Offering or other registered underwritten public offering of MSV LP's securities, (v) any interests in MSV LP issued under an employee compensation plan approved by the General Partner, (vi) any interests in MSV LP issued to financial institutions, financial syndicates or lessors in connection with bona fide commercial credit arrangements, equipment financings, or similar transactions for primarily other than equity financing purposes, (vii) any interests in MSV LP issued pursuant to Section 8.1(h)(vi) of this Agreement and
(viii) 4,817 Units that may be issued to inOvate Communications Group Services Company or its Affiliates.

                  "FAMILY MEMBER" means, with respect to any Person (i) the spouse, parents, children, siblings, mother and father-in-law, sons and daughters-in-law and brothers and sisters-in-law of such Person or of any of the beneficial owners of such Person, (ii) any trust whose beneficiaries consist of only one or more of such Person and such persons or (iii) any partnership or other entity whose owners are one or more of such Person and such persons.

                  "INVESTMENT AGREEMENT" means that certain First Amended and Restated Investment Agreement, dated as of August 8, 2003, as amended, by and among the Stockholders (and their affiliates) and certain other parties.

                  "INVESTOR" has the meaning set forth in the MSV LP Agreement.

                  "INVESTOR GROUP" means, with respect to Investors in the Telcom Investor Group, the Columbia Investor Group and the Spectrum Investor Group, such Investor's Investor Group as identified on SCHEDULE I hereto.

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                  "INTERVENING ENTITY" means, as applied to any Limited Partner at any time, any Person the value of which at such time consists principally of its direct or indirect ownership of interests in, or obligations of, MSV LP or Canadian Holdco. Without limiting the foregoing, the parties stipulate that, as of the date hereof, TMI and TMI's general partner are Intervening Entities.

                  "MSV LP AGREEMENT" means that certain Amended and Restated Limited Partnership Agreement of MSV LP, dated as of November 12, 2004, by and among General Partner and the limited partners named therein.

                  "OCTOBER 2001 INVESTMENT AGREEMENT" means that certain Amended and Restated Investment Agreement, dated as of October 12, 2001, as amended, by and among the Stockholders (and their affiliates) and certain other parties.

                  "PLEDGE AGREEMENT" means that certain Pledge and Guarantee Agreement, dated as of November 26, 2001, by and among TMI, TMI Sub and the other parties thereto, as amended, supplemented or revised from time to time.

                  "REQUIRED MAJORITY" means Limited Partners holding at least a majority of the Percentage Interests held by the Limited Partners entitled to vote on any matter as of the date of determination.

                  "SPECTRUM INVESTOR GROUP" means the entities in Spectrum Space Equity Investors IV, Inc.'s investor group as set forth in SCHEDULE I hereto.

                  "TELCOM INVESTOR GROUP" means the entities in Telcom Satellite Ventures Inc.'s investor group as set forth in SCHEDULE I hereto.

                  "TMI SUB" means TMI Communications Delaware, Limited Partnership.

                  "VOTING AGREEMENT" has the meaning set forth in Section 11(a).

Section 2.        BOARD COMPOSITION.

                  (a) QUALIFICATIONS OF DIRECTORS. No person shall be elected or appointed a director if that person is less than 18 years of age, is of unsound mind and has been found so by a court, is not an individual, or has the status of a bankrupt. Directors may, but need not, be Stockholders.

                  (b) Subject to clause (vii) below, each Stockholder agrees to use all commercially reasonable efforts (including approving all necessary or advisable amendments to General Partner's certificate of incorporation and/or bylaws) to cause the board of directors of General Partner (the "BOARD") to consist of thirteen (13) directors and be composed as follows:

                           (i) The Telcom Investor Group, the Spectrum Investor Group and the Columbia Investor Group (or an Investor or group of Investors to which Limited Partners of any such Investor Group transferred at least a five percent (5%) Percentage Interest and expressly transferred such Investor Group's right to designate a


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         director under this Agreement (each such Person, an "INVESTOR GROUP
         ASSIGNEE")), collectively, shall be entitled to designate a total of one (1) director. Such director shall be selected by the affirmative vote of at least two of the three such Investor Groups.

                           (ii) The Telcom Investor Group shall be entitled to designate one (1) director.

                           (iii) Motient Sub shall be entitled to designate three (3) directors.

                           (iv) TMI Sub shall be entitled to designate three (3) directors.

                           (v) MSV Investors, LLC ("MSV INVESTORS") shall be entitled to designate three (3) directors.

                           (vi) One director shall be the Chief Executive Officer of General Partner (the "CEO").

                           (vii) One director shall be Gary M. Parsons, currently the Chairman of MSV LP; PROVIDED, that in the event Mr. Parsons resigns or is otherwise removed from the Board, such vacancy shall not be filled and thereafter, the Board shall consist of twelve
         (12) directors.

                           (viii) General Partner shall provide each of the Columbia Investor Group and the Spectrum Investor Group with notice of each meeting of the Board and shall permit one designated representative of each of the Columbia Investor Group and the Spectrum Investor Group to attend and participate in all discussions of each such meeting in a nonvoting capacity, and, in this respect shall give the Columbia Investor Group and the Spectrum Investor Group copies of all notices, minutes, consents and other material that it provides to directors (collectively, the "OBSERVATION RIGHTS"); PROVIDED, that General Partner shall also provide the Telcom Investor Group with Observation Rights if the Telcom Investor Group does not otherwise have the right to select a director and if the director selected pursuant to
         Section 2(b)(i) hereof is not an owner or an Affiliate of the Telcom Investor Group; PROVIDED, FURTHER, that the Columbia Investor Group, the Spectrum Investor Group and the Telcom Investor Group (if applicable) and their designated representatives that attend any Board meeting shall, except as otherwise required by law, hold all matters discussed at any such meeting in strict confidence as if each such Investor Group and its designated representatives were voting members of the Board; and PROVIDED FURTHER, that each of the Columbia Investor Group, the Spectrum Investor Group and the Telcom Investor Group (if applicable) shall be entitled to Observation Rights in accordance with the terms of this Section 2(b)(viii) only so long as such Investor Group continues to be a holder of capital stock of the General Partner.

                  (c) RESIGNATION. Any director may resign at any time by giving written notice to the CEO. Such resignation shall take effect at the time specified in such notice or, if the time be not specified, upon receipt thereof by the CEO. Unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective. In the event of the death, disability, resignation or removal of any director, the Stockholder(s) which designated such director shall designate his or her replacement.

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                  Section 3. BOARD MEETING.

                  (a) REGULAR MEETINGS. The Board shall meet no less often than quarterly, unless otherwise agreed by at least 4/5 of the Board. Such meetings shall be held on such date as shall be determined by the CEO or a majority of the Board.

                  (b) OTHER MEETINGS. Other meetings of the Board shall be held at such times as the Chairman of General Partner (the "CHAIRMAN"), a vice-chairman of General Partner (a "VICE-CHAIRMAN"), the CEO or a majority of the Board shall from time to time determine.

                  (c) NOTICE OF MEETINGS. The Secretary of General Partner (the "SECRETARY") or any person that the Board or the Secretary delegate to act in the capacity of the Secretary shall give written notice to the CEO, the President of General Partner (the "PRESIDENT") and each director of each meeting of the Board, which notice shall state the place, date, time and purpose of such meeting. Notice of each such meeting shall be given to each director, if by mail, addressed to him at his residence or usual place of business, at least five (5) Business Days before the day on which such meeting is to be held, or shall be sent to him at such place by telecopy, telegraph, cable, or other form of recorded communication, or may be delivered by electronic mail or be delivered personally or by telephone not later than forty-eight (48) hours before the time at which such meeting is to be held; provided, however, that if any director objects to the holding of such Board meeting at the requested time and date, such meeting shall be held five (5) Business Days following the date of such notice. A written waiver of notice, signed by the director entitled to notice, whether before or after the time of the meeting referred to in such waiver, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of any meeting of the Board, need be specified in any written waiver of notice thereof. Attendance of a director at a meeting of the Board shall constitute a waiver of notice of such meeting.

                  (d) PLACE OF MEETINGS. The Board may hold its meetings at such place or places within or without the State of Delaware as the Chairman or CEO may from time to time determine, or as shall be designated in the respective notices or waivers of notice of such meetings.

                  (e) QUORUM AND MANNER OF ACTING.

                  (1) A majority of the directors then in office (or who are members of any committee of the Board) shall be present in person or by proxy (provided in writing) at any meeting of the Board (or a committee thereof, as the case may be) in order to constitute a quorum for the transaction of business at such meeting, and the vote of a majority of those directors, or members of such committee, present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the Board or such committee, except as


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         otherwise expressly required by this Agreement or the Investment
         Agreement. In the absence of a quorum for any such meeting, a majority of the directors present thereat may adjourn such meeting from time to time until a quorum shall be present.

                  (2) ORGANIZATION. At each meeting of the Board, one of the following shall act as chairman of the meeting and preside, in the following order of precedence:

                           (A)      the Chairman;

                           (B)      the Vice-Chairman; or

                           (C) any director chosen by a majority of the directors present.

The Secretary or, in the case of his absence, any person whom the chairman of the meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof.

                  (f) COMMITTEES OF THE BOARD. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees consisting of four or more directors; PROVIDED, that each committee shall consist of at least one designee of the Telcom Investor Group, Columbia Investor Group and Spectrum Investor Group, collectively, as well as one Motient Sub designee, one TMI Sub designee, and one MSV Investors designee. Except as otherwise expressly required by this Agreement, any committee of the Board, to the extent provided in the resolution of the Board designating such committee, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of General Partner, and may authorize the seal of General Partner to be affixed to all papers which may require it. Each committee of the Board shall keep regular minutes of its proceedings and report the same to the Board and upon request of the Stockholders, to the Stockholders.

                  (g) DIRECTORS' CONSENT IN LIEU OF MEETING. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all the directors of the Board, in the case of a Board meeting, or all the members of a committee, in the case of a committee meeting, and such consent is filed with the minutes of the proceedings of the Board or such committee.

                  (h) ACTION BY MEANS OF TELEPHONE OR SIMILAR COMMUNICATIONS EQUIPMENT. Any one or more members of the Board, or of any committee thereof, may participate in a meeting of the Board or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

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

                  (i) COMPENSATION. Directors shall not receive any salary or compensation for their services as directors or as members of committees, except as authorized by Stockholders holding a majority of the shares of Stock (the "SHARES"). The directors shall be entitled to be reimbursed for traveling expenses properly incurred by them in attending meetings of the Board or any committee thereof. Nothing herein shall preclude any director from serving General Partner or MSV LP in any other capacity and receiving compensation therefor.

                  (j) SELECTION OF OFFICERS. Any changes to the officers of General Partner shall be approved by a vote of the majority of the Board members.

                  (k) AGREEMENTS WITH LIMITED PARTNERS OR THEIR AFFILIATES. Notwithstanding the grant of authority to General Partner under Section 6.1 of the MSV LP Agreement, without the prior written consent of the majority of the disinterested directors (or, if the majority of the directors are designees of interested parties, the entire Board) and any prior written consent of Limited Partners of MSV LP required by the MSV LP Agreement, the Board shall not permit or cause General Partner or MSV LP to enter into transactions with its Limited Partners or Affiliates of its Limited Partners except as otherwise permitted in the Investment Agreement.

                  Section 4. AGREEMENT OF STOCKHOLDERS AND GENERAL PARTNER.

                  (a) AGREEMENT TO VOTE SHARES TO ELECT DIRECTORS. Each Stockholder hereby agrees to take all action necessary (including voting or causing to be voted, or acting by written consent with respect to, any and all Shares held by him or it on the record date for establishing the Stockholders entitled to vote for the election of directors of General Partner) to cause the designees of the Telcom Investor Group, the Columbia Investor Group, and the Spectrum Investor Group, the Motient Sub designees, the TMI Sub designees, the MSV Investors designees, the CEO and Mr. Parsons to be elected to the Board, in accordance with the provisions hereof.

                  (b) AGREEMENT TO EFFECT TERRESTAR SPIN-OFF. Each Stockholder and General Partner hereby agree to use their best efforts as promptly as possible, and in any event by November 23, 2004, to take such actions as may be necessary to effect the distribution by MSV LP of all of the outstanding shares of common stock of TerreStar Networks Inc. ("TERRESTAR") to the limited partners of MSV LP.

                  Section 5. STOCKHOLDER MEETINGS.

                  (a) REGULAR MEETINGS. The Stockholders shall meet annually, unless otherwise agreed by the Board. Such meetings shall be held on such date as shall be determined by the a majority of the Board.

                  (b) SPECIAL MEETINGS. Special meetings of the Stockholders shall be held at such times as the Board, the President or a majority in interest of the Stockholders shall from time to time determine.

                  (c) NOTICE OF MEETINGS. The Secretary shall give written notice to the President and each Stockholder of each meeting of the Stockholders, which notice shall state the place, date, time and purpose of such meeting. Notice of each such meeting shall be given to each Stockholder, if by mail, to the address set forth with respect to such Stockholder in SCHEDULE I, at least five (5) Business Days before the day on which such meeting is to be


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held, or shall be sent to such Stockholder by telecopy, telegraph, cable, or other form of recorded communication, or be delivered personally or by telephone not later than forty-eight (48) hours before the time at which such meeting is to be held; PROVIDED, HOWEVER, that if any Stockholder objects to the holding of such Stockholder meeting at the requested time and date, such meeting shall be held five (5) Business Days following the date that such notice was given. A written waiver of notice, signed by the Stockholder entitled to notice, whether before or after the time of the meeting referred to in such waiver, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of any meeting of the Stockholders need be specified in any written waiver of notice thereof. Attendance of a Stockholder at a meeting of the Stockholders shall constitute a waiver of notice of such meeting.

                  (d) PLACE OF MEETINGS. The Stockholders may hold their meetings at such place or places within or without the State of Delaware as the President may from time to time determine, or as shall be designated in the respective notices or waivers of notice of such meetings.

                  (e) QUORUM AND MANNER OF ACTING. The Stockholders holding the majority of the Shares shall be present in person or by proxy at any meeting of the Stockholders in order to constitute a quorum for the transaction of business at such meeting, and, except as otherwise provided herein or in the Investment Agreement, the vote of those Stockholders holding a majority of the Shares, present at any such meeting at which a quorum is present, shall be necessary for the passage of any resolution or act of the Stockholders, except as otherwise expressly required by this Agreement. In the absence of a quorum for any such meeting, holders of a majority of the Shares present thereat may adjourn such meeting from time to time until a quorum shall be present.

                  (f) STOCKHOLDERS' CONSENT IN LIEU OF MEETING. Any action required or permitted to be taken at any meeting of the Stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the Stockholders holding the requisite number of Shares for the taking the relevant action and such consent is filed with the minutes of the proceedings of the Stockholders.

                  (g) ACTION BY MEANS OF TELEPHONE OR SIMILAR COMMUNICATIONS EQUIPMENT. Any one or more Stockholders may participate in a meeting of the Stockholders by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

                  Section 6. ASSIGNMENT; RESTRICTION ON TRANSFER. The rights of the Stockholders to designate directors hereunder may not be transferred, except in accordance with Section 2(b)(i).

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                  Section 7. TRANSFER OF SHARES. The Stockholders each undertake to take such actions and execute such documents as may be necessary to insure that the proportionate ownership of General Partner at all times reflects the then-current proportional ownership of Limited Partnership Interests in MSV LP, excluding for this purpose, any Limited Investor. In furtherance of the foregoing, except for Transfers made simultaneously with permitted transfers of Limited Partnership Interests made in accordance with the terms of Section 8 of this Agreement, each Stockholder agrees not to, directly or indirectly, sell, assign, transfer, pledge, encumber, hypothecate, mortgage or otherwise dispose of, either voluntarily or involuntarily (or to enter into any contract, option or other arrangement or understanding to do any of the foregoing) (a
"TRANSFER"), any Shares; PROVIDED, HOWEVER, that TMI Sub shall be permitted to pledge its Shares pursuant to the Pledge Agreement. In addition, each Stockholder hereby undertakes to, at the same time that it transfers any of its Limited Partnership Interests, Transfer its Shares (or the same portion thereof as the Limited Partnership Interests being transferred bear to its total Limited Partnership Interests) to the purchaser or assignee of any of its Limited Partnership Interests in accordance with Section 8 of this Agreement. Following a Transfer of such Shares, such Shares shall remain subject to the provisions of this Agreement, and the transferee shall execute and deliver to General Partner a written agreement to be bound by this Agreement in form and substance reasonably satisfactory to General Partner. Notwithstanding the foregoing, except as set forth in Section 2(b)(i) with respect to Transfers to an Investor Group Assignee, in connection with transfers of Limited Partnership Interests pursuant to Sections 8.2(c) or (d) of this Agreement, no transferee shall have the right to designate directors pursuant hereto.

                  Section 8. TRANSFERS, ADMISSION OF LIMITED PARTNERS AND CONVERSION.

                  Section 8.1 ADDITIONAL ISSUANCES OF INTERESTS.

                  (a) In order to raise capital for MSV LP operations or to acquire assets, to redeem or retire MSV LP debt, or for any other valid MSV LP purposes, General Partner may, subject to the provisions of this Section 8.1, from time to time determine that it is in the best interests of MSV LP to cause MSV LP to issue additional interests in MSV LP to the Limited Partners or other Persons and to admit such other Persons to MSV LP as Additional Limited Partners pursuant to Section 8.4. General Partner shall determine the consideration for and the terms and conditions with respect to any future issuance of interests in MSV LP.

                  (b) Subject to clause (h) below, General Partner shall not issue any interests in MSV LP unless it first delivers to each Limited Partner (each such Person being referred to in this Section 8.1 as a "BUYER") a written notice (the "NOTICE OF PROPOSED ISSUANCE") specifying the type and amount of such interests that MSV LP then intends to issue (the "OFFERED INTERESTS"), all of the material terms, including the price (cash or non-cash) upon which MSV LP proposes to issue the Offered Interests and stating that the Buyers shall have the right to purchase the Offered Interests in the manner specified in this
Section 8.1 for the same price per share and in accordance with the same terms and conditions specified in such Notice of Proposed Issuance, PROVIDED, that if such price consists of non-cash consideration, a Buyer may purchase the Offered Interest with the same type and amount of non-cash consideration described in such Notice of Proposed Issuance or, may instead, pay for such Offered Interests with the cash equivalent of such price.

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

                  (c) During the ten (10) consecutive day period commencing on the date MSV LP delivers to all of the Buyers the Notice of Proposed Issuance (the "TEN DAY PERIOD"), the Buyers shall have the option to purchase up to all of the Offered Interests at the same price and upon the same terms and conditions specified in the Notice of Proposed Issuance. Each Buyer electing to purchase Offered Interests must give written notice of its election to General Partner prior to the expiration of the Ten Day Period.

                  (d) Each Buyer shall have the right to purchase up to that percentage of the Offered Interests equal to the Percentage Interest then held by such Buyer. The amount of such Offered Interests that each Buyer is entitled to purchase under this Section 8.1 shall be referred to as its "PROPORTIONATE SHARE."

                  (e) Each Buyer shall have a right of oversubscription such that if any other Buyer fails to elect to purchase his or its full Proportionate Share of the Offered Interests, the other Buyer(s) shall, among them, have the right to purchase up to the balance of such Offered Interests not so purchased. The Buyers may exercise such right of oversubscription by electing to purchase more than their Proportionate Share of the Offered Interests by so indicating in their written notice given during the Ten Day Period. If, as a result thereof, such oversubscription elections exceed the total number of the Offered Interests available in respect to such oversubscription privilege, the oversubscribing Buyers shall be cut back with respect to oversubscriptions on a pro rata basis in accordance with their respective Proportionate Share or as they may otherwise agree among themselves.

                  (f) If all of the Offered Interests have not been purchased by the Buyers pursuant to the foregoing provisions, then General Partner shall have the right, until the expiration of one hundred eighty (180) consecutive days commencing on the first day immediately following the expiration of the Ten Day Period, to issue the Offered Interests not purchased by the Buyers at not less than, and on terms no more favorable in any material respect to the purchaser(s) thereof than, the price and terms specified in the Notice of Proposed Issuance. If such remaining Offered Interests are not issued within such period and at such price and on such terms, the right to issue in accordance with the Notice of Proposed Issuance shall expire and the provisions of this Agreement shall continue to be applicable to the Offered Interests.

                  (g) Notwithstanding the foregoing, the rights described in this Section 8.1 shall not apply with respect to the issuance of Excluded Securities.

                  (h) Notwithstanding the foregoing, General Partner may proceed with the issuance of interests in MSV LP without first following the procedures in clauses (b)-(f) above, provided that the purchaser of such interests (the "NEW PURCHASER") agrees in writing to take such interests subject to the provisions of this Section 8.1(h). In such event the following provisions shall apply:

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

                           (i) Within ten (10) days following the issuance of
such interests, General Partner or the New Purchaser shall issue to each Buyer a written notice (the "NOTICE OF ISSUANCE") specifying the type and amount of such interests that MSV LP has issued (the "ISSUED INTERESTs"), all of the material terms, including the price (the "ISSUED INTEREST PRICE") at which MSV LP issued the Issued Interests and stating that the Buyers shall have the right to purchase Issued Interests in the manner specified below for the same price per Unit and in accordance with the same terms and conditions specified in such Notice of Issuance.

                           (ii) During the ten (10) consecutive day period
commencing on the date MSV LP or the New Purchaser delivers to all of the Buyers the Notice of Issuance (the "ISSUANCE TEN DAY PERIOD"), the Buyers shall have the option to purchase up to all of the Issued Interests for the same type and amount per Issued Interest of cash or non-cash consideration paid by the New Purchaser or cash in an amount equivalent in value to the Issued Interest Price and upon the same terms and conditions specified in the Notice of Issuance. Each Buyer electing to purchase Issued Interests must give written notice of its election to the deliverer of the Notice of Issuance prior to the expiration of the Issuance Ten Day Period.

                           (iii) Each Buyer shall have the right to purchase
from the New Purchaser up to that percentage of the Issued Interests equal to the Proportionate Share held by such Buyer immediately prior to the issuance of the Issued Interests.

                           (iv) Each Buyer shall have a right of
oversubscription such that if any other Buyer fails to elect to purchase his or its full Proportionate Share of the Issued Interests, the other Buyer(s) shall, among them, have the right to purchase up to the balance of such Issued Interests not so purchased. The Buyers may exercise such right of oversubscription by electing to purchase more than their Proportionate Share of the Issued Interests by so indicating in their written notice given during the Issuance Ten Day Period. If, as a result thereof, such oversubscription elections exceed the total number of the Issued Interests available in respect to such oversubscription privilege, the oversubscribing Buyers shall be cut back with respect to oversubscriptions on a pro rata basis in accordance with their respective Proportionate Share or as they may otherwise agree among themselves.

                           (v) Any Issued Interests that have not been purchased
by the Buyers pursuant to the foregoing provisions shall remain owned by the New Purchaser.

                           (vi) Notwithstanding anything in this clause (h) to
the contrary, in the event the Buyers elect, within the Issuance Ten Day Period, to purchase less than all of the Issued Interests then, in lieu of the Buyers purchasing Issued Interests from the New Purchaser, General Partner may elect to issue directly to such Buyers, for the same type and amount per Issued Interest of cash or non-cash consideration paid by the New Purchaser or cash in an amount equivalent in value to the Issued Interest Price, an equivalent amount of additional securities that are identical to the Issued Interests in all material respects.

                  Section 8.2 TRANSFERS. No Limited Partner may assign or transfer all or any part of its Limited Partnership Interest to any Person, except in compliance with the following:

                  (a) RIGHT OF FIRST REFUSAL. In the event that a Limited Partner (a "SELLING PARTY") proposes to transfer all or a portion of its Limited Partnership Interest to any third party, other than in accordance with Section 8.2(c) or (d), pursuant to a bona fide offer, such Selling Party will provide notice of such proposed transfer (including the identity of the proposed purchaser of such interest, the amount of interests proposed to be transferred and the proposed terms thereof) (the "TRANSFER NOTICE"), at least fifteen (15) Business Days prior to the proposed transfer, to each other Limited Partner, whereupon each other Limited Partner shall have the right to purchase, at the same price and upon the same terms and conditions set forth in the Transfer Notice, a pro rata portion of such interest based upon such Limited Partner's portion of the Percentage Interests held by all Limited Partners other than the Selling Party. Except as set forth in the next sentence, the purchase price shall be payable in cash. In the event that the Transfer Notice specifies the payment of consideration other than cash, the purchase price for purposes of this Section 8.2(a) shall either be (x) the cash equivalent of such consideration, determined by General Partner in good faith or (y) to the extent the participating Limited Partner elects, the same type and amount of non-cash consideration that is proposed to be paid as described in the Transfer Notice. The Transfer Notice shall constitute an irrevocable offer by the Selling Party to sell to the other Limited Partners such interests at the price and on the terms as contained in such Transfer Notice. Each Limited Partner desiring to participate in such purchase shall provide the Selling Party and each other Limited Partner notice of its agreement to participate (the "PARTICIPATION NOTICE") within ten (10) Business Days of receipt of the Transfer Notice specifying such participation and whether and the extent to which such Limited Partner wishes to acquire any remaining, unallocated portion of the proposed transfer (the "UNALLOCATED PORTION"). In the event that one or more of the other Limited Partners do not provide a timely Participation Notice, the Unallocated Portion shall be allocated in pro rata proportion to the Percentage Interest held by each of the Limited Partners who submits a Participation Notice to the extent of such Limited Partner's indicated willingness to acquire any Unallocated Portion as provided in such Limited Partners' Participation Notice. The Participation Notice shall be deemed to be an irrevocable commitment to purchase from the Selling Party, at the price (or the cash equivalent thereof) and on the terms as contained in the Transfer Notice, the amount of the interests that such Limited Partner specifies in the Participation Notice. In the event that the Limited Partners are not willing to purchase all of the interests offered pursuant to the Transfer Notice, and the amount of interests which the Selling Party has offered to sell pursuant to the Transfer Notice less the amount of interests the Limited Partners are willing to accept is less than the minimum amount of interests which the offeror is willing to purchase pursuant to the bona fide offer described in the Transfer Notice, then the Limited Partners shall be deemed to have rejected the offer contained in the Transfer Notice in its entirety and the Selling Party shall be permitted to proceed with the sale described in the Transfer Notice. In the event that the Limited Partners shall have accepted all or part of the interests offered pursuant to the Transfer Notice (and shall not have been deemed to have rejected the offer in its entirety as described in the immediately preceding sentence), then the Selling Party shall sell to such Limited Partners such interests as have been accepted by such Limited Partners as specified in such Limited Partner's Participation Notice on the terms contained in the Transfer Notice. Any interests not sold to the Limited Partners pursuant to the preceding sentence may be sold to a third party, including the original offeror, at a price not lower than, and on such other terms and conditions not more favorable to such third party than, those contained in the original Transfer Notice, at any time within one hundred eighty (180) days after the expiration of the offer required by this Section 8.2(a). In the event the interests are not transferred by the Selling Party on such terms during such one hundred eighty (180) day period, the restrictions of this Section 8.2(a) shall again become applicable to any transfer of interests by the Selling Party.

                  (b) TAG ALONG RIGHTS.

                           (i) GENERAL. No Selling Party may transfer (other
than pursuant to Section 8.2(c) or 8.2(d)) Limited Partnership Interests held by such Selling Party to any Person, unless the terms and conditions of such transfer shall include an offer by the third party transferee to the other Limited Partners (each, a "TAG ALONG PARTICIPANT"), at a price calculated using the same methodology used to calculate the price of the Selling Party's Limited Partnership Interest taking into account the relative capital accounts and distribution rights of the Tag Along Participants (such price, the "TAG ALONG PRICE") and on the same terms and conditions as the Selling Party has agreed to sell its Limited Partnership Interest, to include in the transfer to the third party transferee a portion of Limited Partnership Interests.

                           (ii) OBLIGATION OF TRANSFEREE TO PURCHASE. The
third-party transferee of the Selling Party shall purchase from each Tag Along Participant the portion of such Tag Along Participant's Limited Partnership Interest that such Tag Along Participant desires to sell, provided that such portion does not exceed the Maximum Tag Along Portion (as defined below) and, if such portion exceeds the Maximum Tag Along Portion, the transferee shall purchase only the Maximum Tag Along Portion. For purposes hereof, the term "MAXIMUM TAG ALONG PORTION" means a portion of a Tag Along Participant's Limited Partnership Interest the price of which (based on the Tag Along Price of such Limited Partnership Interest) equals the total original price proposed to be paid by the transferee for the Selling Party's Limited Partnership Interest multiplied by a fraction, the numerator of which is the Tag Along Price of such portion which such Tag Along Participant desires to include in such sale and the denominator of which is the aggregate Tag Along Price of the Limited Partnership Interests that the Selling Party and each Tag Along Participant desires to include in such sale.

                           (iii) EXERCISE. The tag-along right may be exercised
by each Tag-Along Participant by delivery of a written notice to the Selling Party (the "TAG ALONG NOTICE") within 15 calendar days following receipt of the Transfer Notice. The Tag Along Notice shall state the portion of a Limited Partnership Interest that such Tag Along Participant wishes to include in such transfer to the transferee. Upon the giving of a Tag Along Notice, such Tag Along Participant shall be entitled and obligated to sell the portion of its Limited Partnership Interest set forth in the Tag Along Notice, to the transferee on the terms and conditions set forth in the Transfer Notice (the "TRANSFEREE TERMS"); provided, however, the Selling Party shall not consummate the sale of any Limited Partnership Interest offered by it if the transferee does not purchase all Limited Partnership Interests which each Tag Along Participant is entitled and desires to sell pursuant hereto. After expiration of the 15 calendar-day period referred to above, if the provisions of this Section have been complied with in all respects, the Selling Party and each Tag Along Participant that delivered a Tag Along Notice shall transfer the Limited Partnership Interests determined in accordance with Section 8.2(b)(ii) to the transferee on the Transferee Terms on the sale date proposed in the Transfer Notice (or such other date within sixty (60) days of such proposed sale date as may be agreed among the participants in such transfer).

                           (iv) SEVERAL LIABILITY. Anything to the contrary
contained herein notwithstanding, the Selling Party agrees to use its reasonable good faith efforts to seek to ensure that the applicable Transferee Terms provide for several, and not joint, liability, with respect to the indemnification and comparable obligations contained within such Transferee Terms.

                           (v) The tag-along rights set forth in this Section
8.2(b) shall not be deliberately circumvented by a Selling Party under circumstances where the other Limited Partners would have a reasonable expectation that such tag-along rights would apply.

                  (c) Subject to Sections 8.2(e), (f) and (g), a Limited Partner may at any time and from time to time (i) transfer all or part of such Limited Partner's Limited Partnership Interest to any of such Limited Partner's Family Members provided that such Limited Partner shall provide the other Partners notice of the identity of such Family Member transferee, (ii) transfer all or part of its Limited Partnership Interest to its members, partners, shareholders or other equity holders, as the case may be ("DISTRIBUTEE"), pro-rata in accordance with the governing documents of the Limited Partner, and without consideration, or (iii) transfer all or part of such Limited Partner's Limited Partnership Interest to a Control Party of such Limited Partner; PROVIDED, that such Limited Partner and Control Party agree with MSV LP in writing that such Control Party shall transfer such Limited Partnership Interest back to such Limited Partner immediately upon such Person ceasing to be a Control Party of such Limited Partner. A Limited Partner may at any time and from time to time pledge or hypothecate, in connection with its bona fide financing arrangements (including, in the case of Motient, under its current guaranteed bank facilities), its Limited Partnership Interest, PROVIDED, that upon foreclosure or other execution of the pledge or hypothecation, any assignment or transfer shall be subject to Sections 8.2(e), (f) and (g). Subject to Sections 8.2(e),
(f) and (g) and Section 8.6, a Limited Partner that is a member of the Telcom Investor Group, Columbia Investor Group or Spectrum Investor Group may at any time and from time to time transfer all or part of its Limited Partnership Interest to another Limited Partner that is a member of the Telcom Investor Group, Columbia Investor Group or Spectrum Investor Group.

                  (d) Each of TMI Sub, Motient Sub and MSV Investors shall have the right, subject to Sections 8.2(a), (e), (f), and (g), to assign or transfer its interest in MSV LP to any Person owning 10% or more of the outstanding common stock of BCE Inc., Motient or SkyTerra Communications, Inc., respectively, and each other Limited Partner shall have the right, subject to Sections 8.2(a), (e), (f), and (g), to assign or transfer its interest in MSV LP to any Person owning ten percent (10%) or more of the ownership interests in such Limited Partner; PROVIDED that in the case of a transfer by TMI Sub, such transferee agrees to be bound by the terms and conditions of (i) the Non-Interference Agreement, dated as of November 26, 2001, between BCE Inc. and MSV LP (as amended, supplemented or modified from time to time, the "NON-INTERFERENCE AGREEMENT") applicable to BCE Inc., (ii) the Stockholders Agreement, dated as of November 26, 2001, by and among TMI, MSV LP, Canadian Holdco and Canadian License Co. and (iii) the Pledge Agreement.

                  (e) In addition to any other requirements of this Agreement relating to a transfer of Limited Partnership Interests, no Limited Partnership Interest shall be transferred or assigned unless the transferee (i) executes an instrument satisfactory to General Partner accepting all of the terms and conditions relating to a Limited Partner set forth in this Agreement and the MSV LP Agreement, (ii) pays any reasonable expenses of MSV LP incurred in connection with such transfer or assignment (including, without limitation, attorney's fees) and (iii) is either an "accredited investor" (as defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the "SECURITIES ACT")) or provides an opinion of counsel reasonably acceptable to General Partner that the transfer will not require registration under the Securities Act.

                  (f) Notwithstanding any other provisions of this Agreement to the contrary, General Partner may prohibit any proposed transfer if, in the reasonable determination of the General Partner, such transfer would (i) result in the close of MSV LP's taxable year with respect to all Limited Partners, in the termination of MSV LP within the meaning of ss. 708(b) of the Code or in the termination of its status as a partnership under the Code, (ii) cause MSV LP to be in violation of any applicable state or federal securities laws or (iii) result in an interest in MSV LP being held by a Person whose participation in the ownership of MSV LP would be detrimental to MSV LP; PROVIDED, HOWEVER, that no transfer made pursuant to Section 8.2(c) hereof shall be deemed detrimental to MSV LP.

                  (g) To the extent that any regulatory approval, notification or other submission or procedure is required or customarily provided in connection with the exercise of any right or obligations as set forth in this Agreement or the MSV LP Agreement with respect to the transfer or assignment of interests in MSV LP (including, but not limited to, FCC approvals (if required), filings under the HSR Act and applicable securities laws), such transfer or assignment pursuant to this Agreement will be delayed and will only take place after such approval, notification or other submission or procedure has been obtained, submitted or completed, as determined by General Partner.

                  (h) In addition to any other restrictions regarding TMI Sub's right to transfer the Limited Partnership Interests held by it contained herein or in any Ancillary Agreement, TMI Sub shall not be permitted to transfer its Limited Partnership Interests except to a Person (or an Affiliate of such Person) that is also simultaneously acquiring TMI's direct or indirect ownership interests in Canadian Holdco and Canadian License Co. Any purported transfer of TMI Sub's Limited Partnership Interests in contravention of this subsection (h) shall be void and of no effect.

                  (i) Any transfer of Limited Partnership Interests hereunder shall be deemed to include a proportional transfer of the transferor's Units and Capital Account, adjusted for all prior allocations and distributions with respect to the transferred Capital Account for purposes of Articles VII and VIII of the MSV LP Agreement.

                  (j) Intentionally Omitted.

                  (k) For purposes of this Agreement, the sale or transfer of any equity or other ownership interests in any Intervening Entity (an "INTERVENING ENTITY OWNERSHIP CHANGE") shall be deemed to constitute a transfer of the aggregate Limited Partnership Interests held by that Limited Partner multiplied by a fraction, the numerator of which is the percentage ownership of the Intervening Entity so sold or transferred and the denominator of which is 100%. If such a deemed transfer of Limited Partnership Interests occurs without compliance with or as permitted by the provisions of Section 8.2(a) though 8.2(i) (as applicable) of this Agreement then, without limiting the rights of MSV LP or the other Partners at law or in equity, all of the Limited Partners (other than the Limited Partner which is so deemed to have transferred Limited Partnership Interests) shall have the right to purchase the Limited Partnership Interests so deemed transferred as if such Limited Partnership Interests were being offered for sale pursuant to the provisions of Section 8.2(a) (the provisions of which are hereby incorporated by reference, mutatis mutandis) for the same amount of consideration to be given to the Intervening Entity or its owners, in respect of the Intervening Entity Ownership Change.

                  (l) Any attempted transfer of Units or Limited Partnership Interests in violation of this Agreement shall be void and of no effect.

                  Section 8.3  ADMISSION OF SUBSTITUTED LIMITED PARTNERS.

                  (a) An assignee or transferee of an interest in MSV LP shall not be admitted to MSV LP as a substituted Limited Partner until (i) such assignee or transferee and transferring Limited Partner has complied with all of the conditions and procedures set forth in Section 8.2, (ii) such assignee or transferee has confirmed in writing to General Partner that it has reviewed the terms and conditions of this Agreement, the MSV LP Agreement, the Investment Agreement and each of the Ancillary Agreements including, without limitation, the events of default, remedy and forfeiture provisions of the Pledge Agreement, and (iii) payment of any reasonable expenses of MSV LP incurred in connection with such admission (including, without limitation, attorney's fees). Such assignee or transferee shall automatically be admitted to MSV LP as a Limited Partner following satisfaction of the provisions of this Section 8.3(a).

                  (b) A Person who acquires any Limited Partnership Interests of a Limited Partner pursuant to Section 8.2 but who is not admitted as a substituted Limited Partner pursuant to Section 8.3(a) shall be entitled only to allocations and distributions with respect to such acquired Limited Partnership interests in accordance with this Agreement, but shall have no right to vote or give consent hereunder, to obtain any information or accounting of the affairs of MSV LP, shall not solely as a result of its acquisition of such Limited Partnership Interests obtain or have the right to obtain any shares in General Partner, shall not be entitled to inspect the books or records of MSV LP and shall not have any rights of a Limited Partner under the Delaware Act, this Agreement or the MSV LP Agreement.

                  (c) A transferor of interests shall remain a Limited Partner of MSV LP with respect to such transferred interests until such time, if ever, as the transferee of such interests is admitted as a substituted Limited Partner in accordance with this Agreement.

                  Section 8.4 ADMISSION OF ADDITIONAL LIMITED PARTNERS. A Person (other than a current Limited Partner) who purchases from MSV LP interests issued pursuant to Section 8.1 shall be admitted to MSV LP as an Additional Limited Partner upon furnishing to MSV LP (a) a subscription agreement, in form satisfactory to the General Partner, which agreement shall include an acceptance by such Person of all the terms and conditions of this Agreement, and (b) such other documents as the General Partner deems necessary or advisable. Such admission shall become effective on the date that the General Partner determines that such conditions have been satisfied.

                  Section 8.5 CORPORATE CONVERSION; DRAG-ALONG RIGHTS.

                  (a) At the General Partner's discretion, MSV LP shall be converted into corporate form ("MSV") by merger, statutory conversion or any other method set forth in such consent (the "CORPORATE CONVERSION"). If the Corporate Conversion is in connection with an initial public offering of MSV LP's (or its successor's) securities, the outstanding interests in MSV LP shall be converted into common stock of MSV in accordance with the Percentage Interests represented by such Limited Partnership Interests, and each holder of such interests shall take such steps as may be reasonably requested by the General Partner in connection therewith, whereupon the rights and obligations of the Limited Partners hereunder, including, without limitation, those arising under Article 6, shall cease and have no further force and effect. If a Corporate Conversion is approved for any purpose other than in connection with an initial public offering of MSV LP's (or its successor's) securities, (i) the respective outstanding interests of MSV LP shall be converted into securities of MSV which track, as closely as practicable, the economic, voting and other rights represented by such outstanding interests immediately prior to the Corporate Conversion and (ii) the holders of such interests shall enter into a shareholders agreement and such other agreements and the organizational documents of MSV will contain such provisions as may be necessary, to allow MSV to mimic, as closely as practicable, the governance and other operating provisions of the MSV LP Agreement, including, without limitation, an agreement by all shareholders holding stock with special voting, economic or other rights to convert such stock into common stock immediately prior to the initial public offering of MSV securities on a basis similar to that contemplated by the second sentence of this Section 8.5(a). In effecting a Corporate Conversion, the General Partner shall cooperate in good faith with TMI Sub to reduce any adverse tax consequences to TMI Sub resulting from the Corporate Conversion. In the event MSV LP effectuates a Corporate Conversion, the Stockholders who are blocker C corporations ("BLOCKER C CORPORATIONS") shall, if so requested by their parents, in a reorganization intended to be tax-free, be merged with and into or contributed to MSV LP's successor corporation in exchange for shares of the successor corporation, such that the stockholders of the applicable Blocker C Corporations become direct stockholders of the successor corporation upon the same terms as would be applicable to the Blocker C Corporations had such merger or contribution not occurred, and, if such Corporate Conversion is effected other than in connection with an initial public offering of MSV LP's (or its successor's) securities, such stockholders shall enter into a stockholders' agreement and such other agreements as may be necessary to allow MSV to mimic, as closely as practicable, the governance and other operating provisions of MSV LP's existing governance documents. The consummation of any such merger or contribution shall be subject to the receipt or waiver of any third-party or government consents, approvals and authorizations as may be necessary or advisable in connection therewith, including, but not limited to, expiration or termination of any applicable waiting period under the HSR Act, and shall be effected pursuant to a merger or contribution agreement reasonably acceptable to MSV LP or the successor corporation, as applicable; provided that such Blocker C Corporation shall be a corporation permitted under applicable law and its governing instruments to effectuate such merger or contribution transaction and shall have represented and warranted to MSV LP or the successor corporation that such Blocker C Corporation has no assets or liabilities other than its Limited Partnership Interests and Shares and its rights and obligations under this Agreement, the MSV LP Agreement, the Investment Agreement, the Pledge Agreement and the Voting Agreement.

                  (b) If the Required Majority determines to transfer or exchange (in a merger, business combination or otherwise) in one or a series of related bona fide arm's-length transactions (collectively, the "DRAG-ALONG TRANSACTION") to an unrelated and unaffiliated third party all of the Limited Partnership Interests held by such Limited Partners, then, upon thirty (30) days' written notice to the other Limited Partners and MSV LP (the "DRAG-ALONG NOTICE"), which notice shall include reasonable details of the proposed transaction, including the consideration to be received by the Limited Partners, each other Limited Partner and holder of Limited Partnership Interests shall be obligated to, and shall sell, transfer and deliver, or cause to be sold, transferred and delivered, to such third party, all of its Limited Partnership Interests in the same transaction at the closing thereof (and will deliver such Limited Partnership Interests free and clear of all liens, claims, or encumbrances except this Agreement or the MSV LP Agreement) (or shall vote in favor of or consent to any transaction requiring the vote or consent of Limited Partners), and shall otherwise cooperate in the consummation of such transaction, and the consideration to be paid to the Limited Partners shall be deemed to be Capital Proceeds and shall be distributed to the Limited Partners pursuant to Section 8.6 of the MSV LP Agreement as if such transaction were a Capital Event. In the event a Drag-Along Transaction is initiated by the Investors, unless the consideration to be received by the Limited Partners is based solely on the respective Percentage Interests held by such Limited Partners, after the second anniversary date of the Subsequent Closing, each of Motient and TMI shall have thirty (30) days from receipt of the Drag-Along Notice to make, or cause a third party to make, a bona fide offer that is no less favorable to the Investors and the other Limited Partners than the terms, conditions and consideration of the Drag-Along Transaction described in such Drag-Along Notice and which will be consummated within thirty (30) days after such offer is made.

                  Section 8.6 ACTIONS REQUIRING CONSENT. Without the prior written consent of the Required Majority, no Stockholder or Limited Partner (including any Affiliate of such Stockholder or Limited Partner) shall acquire in any transaction or series of related transactions direct or indirect ownership of more than 49% of (a) the outstanding shares of Stock or (b) the outstanding Units (including in each case any Stock or Units attributable to unexercised options or warrants or other similar securities owned by such Stockholder or Limited Partner or their Affiliates).

                  Section 9. LEGENDS. Each Stockholder consents to General Partner inserting appropriate legends referencing the restrictions and obligations contained in this Agreement on the certificates representing the Shares held by the Stockholders on or after the date of this Agreement.

                  Section 10. STOCKHOLDERS' REPRESENTATION. Each Stockholder hereby represents that, notwithstanding anything herein to the contrary, it has no plan or intention to consummate any Transfer of Shares.

                  Section 11. MISCELLANEOUS.

                  (a) REPRESENTATION. No Stockholder is a party to any other agreement, other than the MSV LP Agreement, the Investment Agreement, the Pledge Agreement and that certain Voting Agreement, dated as of the date hereof (the "VOTING AGREEMENT"), by and among the Spectrum Investor Group, the Telcom Investor Group, the Columbia Investor Group, TMI Sub and MSV Investors, with respect to the transfer or disposition of voting rights with respect to any Shares.

                  (b) SEVERABILITY. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable, each other provision of this Agreement shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

                  (c) NO WAIVER. No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.

                  (d) ENTIRE AGREEMENT. This Agreement, the Investment Agreement, the MSV LP Agreement and the Purchase Agreement, together with the exhibits thereto constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior agreements and understandings of the parties in connection herewith, including but not limited to the November 2001 Stockholders' Agreement.

                  (e) AMENDMENT AND MODIFICATION. This Agreement may be amended, modified and supplemented only by written agreement of the holders of a majority of the Shares (or, in the event the provision to be amended contains language requiring the consent of a greater percentage of the Shares, such greater percentage); PROVIDED, HOWEVER, that any amendment, modification or supplement to this Agreement that would adversely affect any individual Stockholder, or group of Stockholders, in a manner different than its effect on other Stockholders, shall require the prior written consent of such Stockholder(s). Notwithstanding the foregoing, if MSV LP shall admit any new limited partner and the Board shall determine that the Board should be expanded to allow for representation on the Board by such new limited partner, this Agreement may be amended by the written agreement of the holders of a majority of the Shares to provide for one or more additional directors (the number of such additional directors to be reasonably proportionate to the Percentage Interest in MSV LP held by such new limited partner), which director(s) shall be designated by such new limited partner.

                  (f) REMEDIES. The parties acknowledge and agree that the breach of any of the terms of this Agreement will cause irreparable injury for which an adequate remedy at law is not available. Accordingly, it is agreed that each party hereto shall be entitled to an injunction, restraining order or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, without the requirement of the posting of any bond. Such remedies shall be cumulative and non-exclusive and shall be in addition to any other rights and remedies the parties may have under this Agreement.

                  (g) NOTICES. All notices provided for in this Agreement shall be in writing, duly signed by the party giving such notice, and shall be delivered personally, sent by a nationally recognized overnight courier, telecopied or mailed by registered or certified mail, as follows:

                           (i) If given to General Partner, at General Partner's
mailing address set forth below:

                  Mobile Satellite Ventures GP Inc.
                  10802 Parkridge Boulevard
                  Reston, Virginia 20191-5416
                  Fax:  (703) 390-2770
                  Attention:  General Counsel

                  with a copy to each Stockholder as set forth in clause (ii) below.

                           (ii) If given to any Stockholder, at the address set
forth on SCHEDULE I hereof (or as modified from time to time by a Stockholder upon written notice to General Partner).

                  Notices delivered personally to an addressee or sent by overnight courier shall be deemed to have been given upon such delivery. Notices sent by telecopier shall be deemed to have been given upon confirmation by telecopy answerback (provided that the sending of any such notice is followed promptly by the mailing of the original of such notice). Notices mailed by registered or certified mail shall be deemed to have been given upon the expiration of five (5) Business Days after such notice has been deposited in the mail.

                  (h) GOVERNING LAW; CONSENT TO JURISDICTION. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware without regard to any applicable principles of conflicts of law. Each party agrees that, in connection with any legal suit or proceeding arising with respect to this Agreement, it shall submit to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York or the applicable New York state court located in New York County and agrees to venue in such courts.

                  (i) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

                           [SIGNATURE PAGES TO FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                    MOBILE SATELLITE VENTURES GP INC.



                                    By:     /S/ RANDY SEGAL
                                            ------------------------------------
                                            Name:  Randy Segal
                                            Title:  Secretary


                                    MOTIENT VENTURES HOLDING INC.



                                    By:     /S/ CHRIS DOWNIE
                                            ------------------------------------
                                            Name:  Chris Downie
                                            Title:  EVP & COO



         [SIGNATURE PAGE - AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT]

                                    TMI COMMUNICATIONS DELAWARE, LIMITED
                                    PARTNERSHIP




                                    By:     3924505 Canada, Inc., its General
                                            Partner



                                    By:     /S/ RORY MCCORMICK
                                            ------------------------------------
                                            Name:  Rory McCormick
                                            Title:  President


                                    MSV INVESTORS, LLC

                                    By:     MSV Investors Holdings, Inc., its
                                            Managing Member



                                    By:     /S/ JEFFREY A. LEDDY
                                            ------------------------------------
                                            Name:  Jeffrey A. Leddy
                                            Title:  CEO


         [SIGNATURE PAGE - AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT]

                                    TELCOM SATELLITE VENTURES II, INC.



                                    By:     /S/ HAL B. PERKINS
                                            ------------------------------------
                                            Name:  Hal B. Perkins
                                            Title: Vice President and General
                                                   Counsel


                                    TELCOM SATELLITE VENTURES INC.



                                    By:     /S/ HAL B. PERKINS
                                            ------------------------------------
                                            Name:  Hal B. Perkins
                                            Title: Vice President and General
                                                   Counsel


         [SIGNATURE PAGE - AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT]

                                    SPECTRUM SPACE EQUITY INVESTORS IV-II, INC.


                                    By:     /S/ KEVIN J. MARONI
                                            ------------------------------------
                                            Name:  Kevin J. Maroni
                                            Title:  Authorized Signatory


                                    SPECTRUM SPACE IV PARALLEL II, INC.



                                    By:     /S/ KEVIN J. MARONI
                                            ------------------------------------
                                            Name:  Kevin J. Maroni
                                            Title:  Authorized Signatory


                                    SPECTRUM SPACE IV MANAGERS II, INC.



                                    By:     /S/ KEVIN J. MARONI
                                            ------------------------------------
                                            Name:  Kevin J. Maroni
                                            Title:  Authorized Signatory


                    SPECTRUM SPACE EQUITY INVESTORS IV, INC.

                                    By:     /S/ KEVIN J. MARONI
                                            ------------------------------------
                                            Name:  Kevin J. Maroni
                                            Title:  Authorized Signatory


                                    SPECTRUM SPACE IV PARALLEL, INC.



                                    By:     /S/ KEVIN J. MARONI
                                            ------------------------------------
                                            Name:  Kevin J. Maroni
                                            Title:  Authorized Signatory


         [SIGNATURE PAGE - AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT]

                                    SPECTRUM SPACE IV MANAGERS, INC.



                                    By:     /S/ KEVIN J. MARONI
                                            ------------------------------------
                                            Name:  Kevin J. Maroni
                                            Title:  Authorized Signatory


                                    COLUMBIA SPACE (QP) II, INC.



                                    By:     /S/ DONALD A. DOERING
                                            ------------------------------------
                                            Name:  Donald A. Doering
                                            Title:  Authorized Signatory


                                    COLUMBIA SPACE (AI) II, INC.



                                    By:     /S/ DONALD A. DOERING
                                            ------------------------------------
                                            Name:  Donald A. Doering
                                            Title:  Authorized Signatory


                                    COLUMBIA SPACE PARTNERS II, INC.



                                    By:     /S/ DONALD A. DOERING
                                            ------------------------------------
                                            Name:  Donald A. Doering
                                            Title:  Authorized Signatory


         [SIGNATURE PAGE - AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT]

                                    COLUMBIA SPACE (QP), INC.



                                    By:     /S/ DONALD A. DOERING
                                            ------------------------------------
                                            Name:  Donald A. Doering
                                            Title:  Authorized Signatory


                                    COLUMBIA SPACE (AI), INC.



                                    By:     /S/ DONALD A. DOERING
                                            ------------------------------------
                                            Name:  Donald A. Doering
                                            Title:  Authorized Signatory


                                    COLUMBIA SPACE PARTNERS, INC.



                                    By:     /S/ DONALD A. DOERING
                                            ------------------------------------
                                            Name:  Donald A. Doering
                                            Title:  Authorized Signatory





         [SIGNATURE PAGE - AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT]